(ICON)

Prudential
Global
Genesis
Fund, Inc.

SEMI
ANNUAL
REPORT
Nov. 30, 1995

(LOGO)

Prudential Global Genesis Fund, Inc.

Performance At A Glance.

In the past six months, stocks of small companies overseas advanced only moderately -- despite tremendous gains produced by both small and large company stocks in the United States. Foreign small company stocks were in the doldrums, especially in Asia -- one of our regions of emphasis. In this difficult market, we're disappointed that the Prudential Global Genesis Fund produced below-average total returns, as reported by Lipper Analytical Services.

Cumulative Total Returns1                                        As of 11/30/95
                                 Six       One      Five        Since
                                Months     Year     Years     Inception2
               Class A           5.2%      8.2%     89.3%       61.1%
               Class B           4.8       7.3      82.1       107.1
               Class C           4.8       7.3      N/A          1.7
Lipper Global Small Co. Avg3     9.9      13.8      92.7       117.4

Average Annual Total Returns1                                     As of 12/31/95
                                  One      Five        Since
                                  Year     Years     Inception2
              Class A             5.1%     12.8%        7.1%
              Class B             4.8      12.2         9.8
              Class C             8.8      N/A          2.3

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management, Inc. and Lipper Analytical Services, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The fund charges a maximum front end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1%, for six years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 Class A; 1/29/88 Class B; 8/1/94 Class C.

3These are the average returns of 15 funds in the global small company fund category for one year; seven funds for five years; and four funds since inception, as determined by Lipper Analytical Services, Inc.

How Investments Compared.
(As of 11/30/95)
(CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results.
The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that some of 1995's returns in the U.S. market (so far) are higher than normal. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

Global Small Company Funds will also fluctuate a great deal and more than large company stock funds. Investments overseas are subject to political, social, and currency risks that may affect performance.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Dan Duane, Fund Manager                         (PICTURE)

Portfolio
Manager's Report

The Prudential Global Genesis Fund invests mainly in common stocks of smaller foreign and U.S. companies. There are special risks associated with foreign investing, such as economic, political, social and currency risks.

Strategy Session.

For several years, our strategy has been to concentrate on stocks of small companies outside the U.S., because the European and Asian economies appeared to be growing faster than in America. We still believe firmly in our outlook, but other investors haven't embraced this theory as strongly as we have.

That made it hard for us to perform as well as we'd like because we had to swim against a strong current of negative sentiment throughout most of 1994 and 1995. Other investors were worried about a possible recession in the U.S., currency fluctuations in Europe and in the U.S. dollar, as well as publicized trading scandals. The tremendous bull market in U.S. stocks didn't help much either. These obstacles were especially challenging for small company investors because they tend to perceive that a small company's earnings will be jeopardized more than a large company's in an uncertain market, so they may not perform as well.

You may wonder why we are sticking with this strategy, given these factors. It's because we still believe what we said six months ago: "The negative investor sentiment that shook global markets overshadowed the fact that the world's economies continued to strengthen and companies reported strong corporate earnings in most world markets. This is the long-term outlook upon which our strategy is based." Because we haven't seen a change in fundamental economic conditions since then, we think our broad strategy is still valid: to concentrate on stocks of fast-growing small companies outside the United States.

On the other hand, how we get there may change a little.
-First of all, we've shifted some assets back into the U.S. We're concentrating on software producers, a big growth area.

-In Europe, where it's no longer clear how long economic expansion will last, we're shifting from pure business cycle companies (those that profit in good economic times) to "secular change" companies (those that profit by improving efficiency and increasing productivity.

-In Asia, we're buying more Japanese companies since that country's economic woes finally seem to have hit bottom. We're shifting some assets out of Malaysia, where economic growth has been overheating and where we think interest rates could rise.

-In general, we're buying fewer industrial stocks (since economic growth is more moderate than expected, sales may have peaked) and more financial services (they'll profit from low interest rates, which we expect to stay low and produce big gains from fixed income investments).

Media Mention.

The Prudential Global Genesis Fund
was one of the global/world stock
funds mentioned in a Forbes Magazine
article on mutual funds. The article
appeared in the December 25, 1995 issue.

What Went Well.

We Held 18% in Technology Stocks.
U.S. technology stocks, 12% of total net assets, produced extraordinary total returns in 1995.

Companies like Maxis, Sierra On-Line and Softkey have practically become household names. They produced big gains in the first six months of 1995; we owned them all. These companies have since given some profits back, but are still priced higher than when we bought them. We're holding on to these stocks as we believe they will continue to grow as countries outside the U.S. expand their use of computers in daily life.

Emphasis on Europe.
Favoring Europe (at 29% of total net assets) helped offset our Asian losses somewhat, as these stock markets produced better returns than Asian companies did. We've begun to shift some assets from companies that benefit early in the economic cycle (like the discount retailers and auto-parts manufacturers we talked about six months ago) to high-end retailers and companies that are in the midst of restructuring. We sold several stocks at substantial profit--Hornbach's, for instance.

And Not So Well.
We Held 31% in Asia.
While we see tremendous opportunities in Asia--stocks are cheap, growth trends are positive and the business climate is favorable--stock markets in this region have performed miserably for about two years. We've reduced our Asian holdings but even the amount we currently hold (31% of total net assets) was a drag on performance this year, especially late in the reporting period when investors were redeeming Asian mutual funds at a rapid pace.

Underestimated the U.S. Economy.
U.S. stocks climbed to new highs and small company stocks were among the best performers.

We could have had more of our total net assets in U.S. stocks, but they were only 26% on 11/30/95.

Five Largest Holdings.*
3.2%  Sidel SA  Machinery & Engineering
2.6%  Nokia  Telecommunication Equip.
2.3%  Adflex Solutions  Electronics
2.3%  First Pacific Co.Banking
2.0%  Chung Ho ComputerElectronics

*Expressed as a percentage of total net assets as of 11/30/95.
Portfolio holdings are subject to change.

Looking Ahead.
We've been disappointed that global economic growth hasn't prompted better returns for small company investors over the past six months. However, we still stand by our general outlook: the world economies should continue to grow throughout the coming year and small capitalization stocks should produce good gains. Our outlook is somewhat dependent on a possible U.S. interest rate cut -- and the whole world is waiting with us. But, small company stocks generally don't fare well in times of uncertainty.

While we were wrong about Asia in our last report to you, we believe it is the right place to be now. We'll be likely to shift assets towards Asia, and reduce our Europe exposure in the coming months.

Geographic Breakdown
Prudential Global Genesis Fund
as of 11/30/95. Subject to change.
(PIE CHART)

President's Letter                                        January 5, 1995
(PICTURE)

Dear Shareholder:
For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.
From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, your shareholder reports will contain postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you feel about pending legislation.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be turning our attention to "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of
November 30, 1995 (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--93.5%
COMMON STOCKS--89.9%
    ------------------------------------------------------------
Australia--5.5%
 2,074,300   AAPC, Ltd. (Leisure & Tourism)        $   1,156,140
 1,815,000   Australis Media Ltd.* (Broadcasting
                & Publishing)                          1,510,679
 2,409,000   Burswood Property Trust (Leisure &
                Tourism)                               3,258,260
   700,000   Publishing & Broadcasting, Ltd.
                (Broadcasting & Publishing)            2,486,586
 2,557,100   Sea World Property Trust, Ltd.
                (Leisure & Tourism)                    2,166,358
                                                   -------------
                                                      10,578,023
------------------------------------------------------------
Belgium--1.6%
    27,500   Barco Industries N.V. (Electronics)       3,071,024
------------------------------------------------------------
Brazil--0.7%
   132,000   Rhodia Ster S A* (GDR) (Chemicals)        1,303,500
------------------------------------------------------------
Denmark--0.8%
    24,000   Danske Traelastko (Retail)                1,627,699
------------------------------------------------------------
Federal Republic of Germany--0.9%
    15,800   Gildemeister AG* (Machinery &
                Engineering)                           1,659,423
     4,050   Hornback Baumarkt AG (Retail)               167,905
                                                   -------------
                                                       1,827,328
------------------------------------------------------------
France--5.3%
    13,048   Manutan (Merchandising)                   1,457,789
     9,216   Plastic Omnium SA (Automobiles &
                Automotive Parts)                        637,760
    12,800   Rexel (Electronics)                       2,105,327
    19,470   Sidel SA (Machinery & Engineering)        6,131,422
                                                   -------------
                                                      10,332,298
Hong Kong--9.4%
 3,430,000   Alco Holdings, Ltd. (Electronics)     $     638,564
 3,396,000   Chen Hsong Holdings (Machinery &
                Engineering)                           1,778,160
 4,350,000   China Resources Enterprises
                (Multi-Industry)                       1,898,065
 5,000,000   Esprit Asia Holdings, Ltd. (Retail)       1,648,384
 4,043,795   First Pacific Co., Ltd.*
                (Multi-Industry)                       4,391,537
 2,621,000   Goldlion Holdings, Ltd. (Textile &
                Apparel Manufacturing)                 1,685,808
   504,000   Guoco Group, Ltd. (Banking)               2,391,359
 6,593,000   Hung Hing Printing Group, Ltd.
                (Forest Products & Paper)              1,470,349
 1,350,000   Jinhui Shipping
                (Transportation-Shipping)              1,430,646
 8,713,000   Techtronic Industries Co. Ltd.
                (Machinery & Engineering)                811,051
                                                   -------------
                                                      18,143,923
------------------------------------------------------------
India--1.4%
    74,000   Bajaj Auto Ltd.* (GDR) (Consumer
                Durable Goods)                         1,702,000
   171,000   Gujarat Narmada Valley Fertilizers*
                (GDR) (Materials)                        983,250
                                                   -------------
                                                       2,685,250
------------------------------------------------------------
Indonesia--1.1%
 1,666,667   Putra Surya Per Kasa (Property
                Related)                                 729,874
   536,400   Sekar Laut (Food & Household
                Products)                                187,922
   505,000   Semen Cibinong (Construction &
                Housing)                               1,194,219
                                                   -------------
                                                       2,112,015
------------------------------------------------------------
Italy--0.6%
   283,600   Sasib S.P.A. (Machinery &
                Engineering)                           1,186,544

--------------------------------------------------------------------------------

See Notes to Financial Statements.                                       3 -----

Portfolio of Investments as of
November 30, 1995 (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
Japan--7.4%
    67,000   Aiwa Co. (Appliances & Household
                Durables)                          $   1,418,198
    90,000   Kato Denki Co. (Retail)                   2,293,106
             Keihanshin Real Estate
   118,000   (Property Investment)                       847,606
    62,000   Misumi Corp. (Retail)                     2,229,800
    57,000   Nichiei Co. Ltd. (Financial
                Services)                              3,636,337
   225,000   Nichiei Construction Co. (Property
                Development)                           1,882,993
    72,980   Nissen Co., Ltd. (Retail)                 2,088,310
                                                   -------------
                                                      14,396,350
------------------------------------------------------------
Korea--4.5%
    44,406   Chung Ho Computer (Electronics)           3,860,640
    11,800   Mando Machinery Corp. (Automobiles
                & Parts)                                 635,437
    18,812   Mando Machinery Corp.* (Automobiles
                & Parts)                                 536,142
     2,421   Samsung Electronics Co. (New)
                (Electronic Components)                  449,235
     9,238   Samsung Electronics Co. (Electronic
                Components)                            1,738,156
       181   Samsung Electronics Co.* (New)
                (Electronic Components)                   33,586
    39,800   Shinwon Corp. (Retail)                    1,564,835
                                                   -------------
                                                       8,818,031
------------------------------------------------------------
Malaysia--2.4%
   391,000   East Asiatic Co. Berhad
                (Miscellaneous Materials &
                Commodities)                             674,855
   350,000   Gadek Berhad (Multi-Industry)             1,517,122
   678,000   Hock Hua Bank Berhad (Banking)            1,936,990
   243,500   Park May Berhad
                (Transportation-Shipping)                508,551
                                                   -------------
                                                       4,637,518
------------------------------------------------------------
Netherlands--2.6%
    65,000   Baan Company N.V.* (Computer
                Software & Services)                   2,949,375
    43,400   Hagemeyer* (Wholesale &
                International Trade)               $   2,190,756
                                                   -------------
                                                       5,140,131
------------------------------------------------------------
New Zealand--1.0%
   379,000   Fletcher Challenge, Ltd. (Forest
                Products & Paper)                        940,232
   731,375   Fletcher Forestry, Ltd. (Forest
                Products & Paper)                      1,031,350
                                                   -------------
                                                       1,971,582
------------------------------------------------------------
Singapore--4.9%
   341,000   Jurong Engineering Ltd. (Machinery
                & Engineering)                         1,776,923
   289,000   Robinson & Co., Ltd. (Retail)             1,198,618
   459,250   Sembawang Maritime, Ltd. (Energy
                Equipment & Services)                  1,341,446
 1,100,000   Singapore Finance, Ltd. (Financial
                Services)                              1,649,415
 1,873,000   Wing Tai Holdings (Property
                Development)                           3,625,161
                                                   -------------
                                                       9,591,563
------------------------------------------------------------
Spain--1.5%
    18,900   Azkoyen S.A. (Machinery &
                Engineering)                           1,045,825
    96,725   Centros Commerciales (Pryca)
                (Retail)                               1,883,489
                                                   -------------
                                                       2,929,314
------------------------------------------------------------
Sweden--3.9%
   193,600   Allgon AB (Telecommunication
                Equipment)                             3,187,536
    34,650   Hennes & Mauritz B Free (Retail)          2,152,568
   110,000   Iro AB* (Machinery & Engineering)         1,257,708
    90,000   Iro AB (Machinery & Engineering)          1,029,034
                                                   -------------
                                                       7,626,846
------------------------------------------------------------
Thailand--0.4%
    49,201   Land & House Public Co., Ltd.
                (Property Development)                   723,257

--------------------------------------------------------------------------------

4      See Notes to Financial Statements.

Portfolio of Investments as of
November 30, 1995 (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
United Kingdom--8.3%
   748,000   BBA Group (Industrial Components)     $   3,179,980
   297,000   Capital Radio PLC (Broadcasting &
                Publishing)                            2,311,426
   360,000   Carpetright PLC (Retail)                  2,195,055
   269,400   Dorling Kindersley Holdings, Ltd.
                (Broadcasting & Publishing)            2,191,552
   955,000   London International Group, PLC*
                (Health & Personal Care)               1,887,352
 1,100,000   Morrison (Wm.) Supermarkets PLC
                (Retail)                               2,426,693
   200,000   Spirax-Sarco Engineering PLC
                (Machinery & Engineering)              1,853,724
                                                   -------------
                                                      16,045,782
------------------------------------------------------------
United States--25.7%
   159,500   Adflex Solutions, Inc.*
                (Electronics)                          4,545,750
   118,800   ADVO, Inc. (Advertising)                  3,148,200
    71,500   AGCO Corp. (Machinery)                    3,083,437
   130,000   Borders Group, Inc.* (Retail)             2,291,250
    85,000   Equity Marketing, Inc.*
                (Consumer Durable Goods)               1,136,875
   109,100   ESS Technology, Inc.*
                (Electronics)                          3,600,300
   112,000   Galoob Lewis Toys, Inc.*
                (Consumer Durable Goods)               1,274,000
   104,400   General Magic, Inc. (Electronics)         1,109,250
    74,800   Globalstar Telecommunications*
                (Telecommunications)                   2,374,900
    91,800   Haverty Furniture Cos., Inc.
                (Merchandising)                        1,308,150
       415   Healthcare Services Group, Inc.*
                (Commercial Services)                      3,631
    67,800   Holophone Corp.* (Electronics)            2,067,900
    61,700   Jacobs Engineering Group, Inc.*
                (Rights) (Machinery &
                Engineering)                           1,488,513
    75,000   Maxis, Inc.* (Electronics)                3,075,000
    25,000   Objective Systems Integrators,
                Inc.*
                (Computer Software & Services)           475,000
     2,900   Pixar, Inc.* (Computer Software &
                Services)                                118,175
    72,900   Primark Corp.* (Banks & Financial
                Services)                              2,013,863
    61,600   Qualcomm, Inc.* (Telecommunication
                Equipment)                         $   2,548,700
    80,000   Sierra On-Line, Inc.* (Electronics)       2,720,000
    56,000   Softkey International, Inc.*
                (Computer Software & Services)         1,890,000
   171,300   Spectrum Holobyte, Inc.*
                (Electronics)                          1,477,463
    49,700   T. Rowe Price & Associates, Inc.
                (Financial Services)                   2,627,887
    34,000   The Learning Co.* (Electronics)           2,065,500
    30,000   Tiffany & Co. (Retail/Specialty)          1,548,750
   126,500   Western National Corp. (Insurance)        1,802,625
                                                   -------------
                                                      49,795,119
                                                   -------------
             Total common stocks
                (cost US$151,421,605)                174,543,097
                                                   -------------
PREFERRED STOCKS--3.0%
------------------------------------------------------------
Finland--2.6%
    90,400   Nokia Corp. (Telecommunication
                Equipment)                             4,959,124
------------------------------------------------------------
Federal Republic of Germany--0.2%
       416   Hornbach Baumarkt AG (Retail)               347,805
------------------------------------------------------------
Italy--0.2%
   140,000   Sasib S.P.A. (Machinery)                    305,566
                                                   -------------
             Total preferred stocks
                (cost US$1,965,188)                    5,612,495
                                                   -------------
Warrants
WARRANTS*--0.3%
------------------------------------------------------------
Japan--0.3%
       218   Nissen Co., Ltd.
                expiring Nov. '96 @ Y1,681
                (Retail)                                 270,434
     3,300   Nitori Co.
                expiring Feb. '98 @ Y3,268
                (Retail)                                 333,929
                                                   -------------
             Total warrants*
                (cost US$693,883)                        604,363
                                                   -------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.                                       5 -----

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Portfolio of Investments as of November 30, 1995 (Unaudited)
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
CORPORATE BONDS--0.3%
------------------------------------------------------------
India--0.2%
             Gujarat Ambuja Cement
 USD$  380   3.50%, 6/30/99
                (Building & Related Industries)    $     475,000
------------------------------------------------------------
Singapore--0.1%
SED 173,000  Sembawang Maritime, Ltd.
                Convertible Unsecured Loan
                Stock, 1.50%, 10/25/98
                (Transportation-Shipping)                204,828
                                                   -------------
             Total corporate bonds
                (cost US$614,961)                        679,828
                                                   -------------
             Total long-term investments
                (cost US$154,695,637)                181,439,783
                                                   -------------
SHORT-TERM INVESTMENTS--2.2%
------------------------------------------------------------
REPURCHASE AGREEMENT--2.2%
  US$4,178   Joint Repurchase Agreement Account,
                5.90%, 12/1/95
                (cost US$4,178,000; Note 5)            4,178,000
------------------------------------------------------------
Total Investments--95.7%
             (cost US$158,873,637; Note 4)           185,617,783
             Other assets in excess of
                liabilities--4.3%                      8,436,802
                                                   -------------
             Net Assets--100%                      $ 194,054,585
                                                   -------------
                                                   -------------

---------------
* Non-income producing security.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------

6      See Notes to Financial Statements.

Statement of Assets and Liabilities (Unaudited)
PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

Assets
                             November 30, 1995
Investments, at value (cost
$158,873,637)................................................................
 ....      $185,617,783
Foreign currency, at value (cost
$11,257,142)................................................................
     11,037,933
Cash.........................................................................
 ................................             3,241
Receivable for investments
sold.........................................................................
 .....         4,200,703
Dividends and interest
receivable...................................................................
 .........           264,712
Receivable for Fund shares
sold.........................................................................
 .....           224,032

                                    ------------
   Total
assets.......................................................................
 .......................       201,348,404

                                    ------------
Liabilities
Payable for investments
purchased....................................................................
 ........         4,660,669
Payable for Fund shares
reacquired...................................................................
 ........         2,015,950
Accrued expenses and other
liabilities..................................................................
 .....           302,750
Due to
Manager......................................................................
 .........................           163,201
Due to
Distributors.................................................................
 .........................           136,076
Withholding taxes
payable......................................................................
 ..............            15,173

                                    ------------
   Total
liabilities..................................................................
 .......................         7,293,819

                                    ------------
Net
Assets.......................................................................
 ............................      $194,054,585

                                    ------------

                                    ------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 ............      $    103,003
   Paid-in capital in excess of
par..........................................................................
     167,185,570

                                    ------------

                                     167,288,573
   Undistributed net investment
income.......................................................................
          75,871
   Accumulated net realized gain on investment and foreign currency
transactions.............................           192,162
   Net unrealized appreciation on investment and foreign currency
transactions...............................        26,497,979

                                    ------------
Net assets, November 30,
1995.........................................................................
 .......      $194,054,585

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($42,950,126 / 2,215,146 shares of common stock issued and
outstanding)................................            $19.39
   Maximum sales charge (5% of offering
price)...............................................................
    1.02

                                    ------------
   Maximum offering price to
public..........................................................................
          $20.41

                                    ------------

                                    ------------
Class B:
   Net asset value, offering and redemption price per share
      ($149,314,510 / 7,989,382 shares of common stock issued and
outstanding)...............................            $18.69

                                    ------------

                                    ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,789,949 / 95,776 shares of common stock issued and
outstanding)....................................            $18.69

                                    ------------

                                    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
Net Investment Loss                            November 30, 1995
                                               -----------------
Income
   Dividends (net of foreign withholding taxes
      of $137,523).............................   $ 1,466,138
   Interest....................................       192,201
                                                  -----------
      Total income.............................     1,658,339
                                                  -----------
Expenses
   Management fee, net of waiver of $260,558...       770,752
   Distribution fee--Class A...................        56,327
   Distribution fee--Class B...................       797,846
   Distribution fee--Class C...................         8,155
   Custodian's fees and expenses...............       270,000
   Transfer agent's fees and expenses..........       234,000
   Reports to shareholders.....................        70,000
   Registration fees...........................        44,000
   Audit fees and expenses.....................        30,000
   Legal fees and expenses.....................        22,000
   Directors' fees and expenses................        12,500
   Miscellaneous...............................        12,507
                                                  -----------
      Total expenses...........................     2,328,087
                                                  -----------
Net investment loss............................      (669,748)
                                                  -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on:
   Investments.................................     2,669,040
   Foreign currency transactions...............       736,757
                                                  -----------
                                                    3,405,797
                                                  -----------
Net change in unrealized
   appreciation/depreciation on:
   Investments (net of change in deferred
      Thailand capital gains tax of $30,486)...     8,464,904
   Foreign currency transactions...............      (981,965)
                                                  -----------
                                                    7,482,939
                                                  -----------
Net gain on investments and foreign
   currencies..................................    10,888,736
                                                  -----------
Net Increase in Net Assets
Resulting from Operations......................   $10,218,988
                                                  -----------
                                                  -----------

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Changes in Net Assets (Unaudited)

                                     Six Months
Increase (Decrease)                    Ended            Year Ended
in Net Assets                    November 30, 1995     May 31, 1995
                                 ------------------    ------------
Operations
   Net investment loss.........    $     (669,748)     $ (1,332,713)
   Net realized gain on
      investment and foreign
      currency transactions....         3,405,797           518,554
   Net change in unrealized
      appreciation/depreciation
      of investments and
      foreign currencies.......         7,482,939        (3,534,468)
                                 ------------------    ------------
   Net increase (decrease) in
      net
      assets resulting from
      operations...............        10,218,988        (4,348,627)
                                 ------------------    ------------
Net equalization debits
   (credits)...................           (30,297)          104,845
                                 ------------------    ------------
Dividends to shareholders in excess
   of net investment income (Note 1)
   Class A.....................                --          (163,968)
   Class B.....................                --          (365,083)
   Class C.....................                --            (1,822)
                                 ------------------    ------------
                                               --          (530,873)
                                 ------------------    ------------
Distributions to shareholders
   from net realized gains on
   investment
   and foreign currency
   transactions
   Class A.....................                --           (46,273)
   Class B.....................                --          (303,736)
   Class C.....................                --              (370)
                                 ------------------    ------------
                                               --          (350,379)
                                 ------------------    ------------
Fund share transactions (Net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed...............       193,747,067       224,701,575
   Net asset value of shares
      issued
      to shareholders in
      reinvestment of dividends
      and distributions........                --           831,367
   Cost of shares reacquired...      (208,910,013)     (225,259,494)
                                 ------------------    ------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.......       (15,162,946)          273,448
                                 ------------------    ------------
Total decrease.................        (4,974,255)       (4,851,586)
Net Assets
Beginning of period............       199,028,840       203,880,426
                                 ------------------    ------------
End of period..................    $  194,054,585      $199,028,840
                                 ------------------    ------------
                                 ------------------    ------------

--------------------------------------------------------------------------------
-----                                  8      See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Prudential Global Genesis Fund, Inc., (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it
seeks to achieve by investing primarily in equity securities of foreign and domestic companies with market capitalizations of less than U.S. $1 billion, as measured at time of purchase.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: Securities traded on an exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on
exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, will be valued at fair value as determined in good faith according to a pricing procedure developed by the Investment Adviser under procedures established by and under the general supervison of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year.
Net realized gain on foreign currency transactions of $736,757 represents net foreign exchange gains from disposition of foreign currencies, currency gains
or
losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an
accrual basis.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.
--------------------------------------------------------------------------------
                                                                         9 -----
Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest, dividends and (realized and unrealized) capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gains on such securities. Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, passive investment companies, and foreign currencies transactions. Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $736,757, and decrease accumulated net realized gain on investments and foreign currency transactions by $736,757 for the six months ended November 30, 1995. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of 1% of the average daily net assets of the Fund. Prior to September 1, 1995, PMF voluntarily waived 50% of its management fee. Effective September 1, 1995, PMF eliminated its management fee waiver. For the six months ended November 30, 1995, management fees waived amounted to $260,558 ($.02 per share and .25% of average net assets, annualized).
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B shares and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25% of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended November 30, 1995.
PMFD has advised the Fund that it has received approximately $32,300 in front-end sales charges resulting from sales of Class A shares during the six months ended November 30, 1995. From these fees, PMFD paid such sales charges to
PSI and PRUCO Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI advised the Fund that for the six months ended November 30, 1995, it received approximately $388,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America. (``Prudential'')
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the six months ended November 30, 1995, the Fund incurred fees of approximately
--------------------------------------------------------------------------------
-----                                  10
Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
$198,300 for the services of PMFS. As of November 30, 1995, approximately $36,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended November 30, 1995 aggregated $35,586,657 and $45,617,836, respectively.
The federal income tax basis of the Fund's investments at November 30, 1995 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $26,744,146 (gross unrealized appreciation--$42,277,223; gross unrealized depreciation--$15,533,077).
For federal income tax purposes, the Fund has a capital loss carryforward as of May 31, 1995 of approximately $607,000 which will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
The Fund will elect to treat net capital losses of approximately $1,869,500 incurred in the fiscal year ended May 31, 1995 as having been incurred in the current fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At November 30, 1995, the Fund had a .40% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $4,178,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of
the collateral therefor were as follows:
Bear, Stearns & Co., 5.90%, in the principal amount of $295,000,000, repurchase price $295,048,347, due 12/1/95. The value of the collateral including accrued interest was $301,169,389.
CS First Boston Corporation, 5.91%, in the principal amount of $185,000,000, repurchase price $185,030,371, due 12/1/95. The value of the collateral including accrued interest was $188,765,433.
Goldman, Sachs & Co., 5.90%, in the principal amount of $160,025,000, repurchase price $160,051,226, due 12/1/95. The value of the collateral including accrued interest was $163,225,834.
Merrill Lynch, Pierce, Fenner & Smith, Inc., 5.89%, in the principal amount of $35,000,000, repurchase price $35,005,726, due 12/1/95. The value of the collateral including accrued interest was $35,700,962.
Sanwa Bank Limited, 5.90%, in the principal amount of $75,000,000, repurchase price $75,012,292, due 12/1/95. The value of the collateral including accrued interest was $76,500,873.
Smith Barney, Inc., 5.89%, in the principal amount of $295,000,000, repurchase price $295,048,265, due 12/1/95. The value of the collateral including accrued interest was $300,900,696.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The Fund has authorized 500 million shares of common stock at $.01 par value per share equally divided into three classes, designated Class A, Class B and Class C common stock.
--------------------------------------------------------------------------------
                                                                        11 -----
Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Transactions in shares of common stock were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Six months ended November 30, 1995:
Shares sold.........................   4,958,677   $  96,425,908
Shares reacquired...................  (5,213,991)   (101,560,956)
                                      ----------   -------------
Net decrease in shares
  outstanding before conversion.....    (255,314)     (5,135,048)
Shares issued upon conversion from
  Class B...........................      81,821       1,668,326
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (173,493)  $  (3,466,722)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1995:
Shares sold.........................   4,919,941   $  87,907,236
Shares issued in reinvestment of
  dividends and distributions.......      10,178         190,928
Shares reacquired...................  (4,974,729)    (89,063,687)
                                      ----------   -------------
Net decrease in shares
  outstanding before conversion.....     (44,610)       (965,523)
Shares issued upon conversion from
  Class B...........................     874,774      14,922,433
                                      ----------   -------------
Net increase in shares
  outstanding.......................     830,164   $  13,956,910
                                      ----------   -------------
                                      ----------   -------------
Class B
------------------------------------
Six months ended November 30, 1995:
Shares sold.........................   5,043,695   $  96,740,883
Shares reacquired...................  (5,581,159)   (107,202,597)
                                      ----------   -------------
Net decrease in shares
  outstanding before conversion.....    (537,464)    (10,461,714)
Shares reacquired upon conversion
  into Class A......................     (84,687)     (1,668,326)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (622,151)  $ (12,130,040)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1995:
Shares sold.........................   7,639,531   $ 135,068,716
Shares issued in reinvestment of
  dividends and distributions.......      36,014         638,262
Shares reacquired...................  (7,748,055)   (135,790,426)
                                      ----------   -------------
Net decrease in shares
  outstanding before conversion.....     (72,510)        (83,448)
Shares reacquired upon conversion
  into Class A......................    (902,163)    (14,922,433)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (974,673)  $ (15,005,881)
                                      ----------   -------------
                                      ----------   -------------
Class C                                 Shares        Amount
------------------------------------  ----------   -------------
Six months ended November 30, 1995:
Shares sold.........................      30,161   $     580,276
Shares reacquired...................      (7,652)       (146,460)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      22,509   $     433,816
                                      ----------   -------------
                                      ----------   -------------
August 1, 1994* through
  May 31, 1995:
Shares sold.........................      96,874   $   1,725,623
Shares issued in reinvestment of
  dividends and distributions.......         127           2,177
Shares reacquired...................     (23,734)       (405,381)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      73,267   $   1,322,419
                                      ----------   -------------
                                      ----------   -------------
---------------
* Commencement of offering of Class C shares.

------------------------------------------------------------
Note 7. Dividend
On December 7, 1995, the Board of Directors of the Fund announced a dividend from ordinary income of $.085 per share for Class A, B and C shares. This dividend is payable on December 15, 1995 to shareholders of record on December 12, 1995.
--------------------------------------------------------------------------------
12

Financial Highlights (Unaudited)            PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class
A

---------------------------------------------------------------------
                                           Six Months
                                             Ended                          Year
Ended May 31,
                                          November 30,
----------------------------------------------------
                                              1995          1995        1994
     1993       1992       1991
                                          ------------     -------     -------
   ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value(c), beginning of
   period...............................    $  18.44       $ 18.75     $ 15.34
   $12.62     $11.95     $12.62
                                              ------       -------     -------
   ------     ------     ------
Income from investment operations
Net investment income (loss)(b).........        (.01)           --        (.03)
     .10        .02       (.03)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................         .96          (.21)       3.83
     2.62        .65       (.64)
                                              ------       -------     -------
   ------     ------     ------
   Total from investment operations.....         .95          (.21)       3.80
     2.72        .67       (.67)
                                              ------       -------     -------
   ------     ------     ------
Less distributions
Dividends from net investment income....          --            --        (.15)
      --         --         --
Dividends in excess of net investment
   income...............................          --          (.08)         --
       --         --         --
Distributions paid to shareholders from
   net realized gains on investment and
   foreign currency transactions........          --          (.02)       (.24)
      --         --         --
                                              ------       -------     -------
   ------     ------     ------
   Total distributions..................          --          (.10)       (.39)
      --         --         --
                                              ------       -------     -------
   ------     ------     ------
Net asset value, end of period..........    $  19.39       $ 18.44     $ 18.75
   $15.34     $12.62     $11.95
                                              ------       -------     -------
   ------     ------     ------
                                              ------       -------     -------
   ------     ------     ------
TOTAL RETURN (d):.......................        5.15%        (0.95)%     25.09%
   21.55%      5.61%     (5.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $ 42,950       $44,051     $29,221
   $3,435     $3,829     $4,059
Average net assets (000)................    $ 45,062       $32,430     $16,909
   $3,106     $3,771     $2,569
Ratios to average net assets:
   Expenses, including distribution
      fees(b)...........................        1.67%(a)      1.42%       1.48%
    1.49%      1.50%      2.72%
   Expenses, excluding distribution
      fees(b)...........................        1.42%(a)      1.17%       1.25%
    1.29%      1.30%      2.52%
   Net investment income (loss)(b)......      (0.08)%(a)      0.02%      (0.17)%
    .79%       .19%      (.61)%
Portfolio turnover rate.................          19%           64%         31%
      67%        57%        95%

---------------
 (a) Annualized.
 (b) Net of expense subsidies and/or fee waivers (all reported periods except
     1991).
 (c) Calculated based upon average shares outstanding during fiscal period except 1991.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
                                                                        13 -----

Financial Highlights (Unaudited)            PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class
B

--------------------------------------------------------------------------
                                           Six Months
                                             Ended
Year Ended May 31,
                                          November 30,
---------------------------------------------------------
                                              1995           1995         1994
      1993        1992        1991
                                          ------------     --------     --------
   -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value(c), beginning of
   period...............................    $  17.84       $  18.22     $  14.93
   $ 12.38     $ 11.82     $ 12.58
                                          ------------     --------     --------
   -------     -------     -------
Income from investment operations
Net investment income (loss)(b).........        (.08)          (.13)
(.16)         --        (.07)       (.15)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................         .93           (.19)        3.74
      2.55         .63        (.61)
                                          ------------     --------     --------
   -------     -------     -------
   Total from investment operations.....         .85           (.32)        3.58
      2.55         .56        (.76)
                                          ------------     --------     --------
   -------     -------     -------
Less distributions
Dividends from net investment income....          --             --
(.05)         --          --          --
Dividends in excess of net investment
   income...............................          --           (.03)
--          --          --          --
Distributions paid to shareholders from
   net realized gains on investment and
   foreign currency transactions........          --           (.03)
(.24)         --          --          --
                                          ------------     --------     --------
   -------     -------     -------
   Total distributions..................          --           (.06)
(.29)         --          --          --
                                          ------------     --------     --------
   -------     -------     -------
Net asset value, end of period..........    $  18.69       $  17.84     $  18.22
   $ 14.93     $ 12.38     $ 11.82
                                          ------------     --------     --------
   -------     -------     -------
                                          ------------     --------     --------
   -------     -------     -------
TOTAL RETURN (d):.......................        4.76%         (1.73)%
24.16%      20.60%       4.74%      (6.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $149,315       $153,670     $174,659
   $36,136     $35,644     $40,200
Average net assets (000)................    $159,569       $173,591     $102,451
   $31,561     $37,236     $37,689
Ratios to average net assets:(d)
   Expenses, including distribution
      fees(b)...........................        2.42%(a)       2.17%
2.25%       2.29%       2.30%       3.48%
   Expenses, excluding distribution
      fees(b)...........................        1.42%(a)       1.17%
1.25%       1.29%       1.30%       2.48%
   Net investment income (loss)(b)......      (0.81)%(a)      (0.77)%
(0.91)%      (.01)%      (.57)%     (1.45)%
Portfolio turnover rate.................          19%            64%
31%         67%         57%         95%
                                                   Class C
                                          --------------------------
                                                           August 1,
                                           Six Months       1994(e)
                                             Ended          Through
                                          November 30,      May 31,
                                              1995           1995
                                          ------------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value(c), beginning of
   period...............................    $  17.84        $ 18.44
                                              ------       ---------
Income from investment operations
Net investment income (loss)(b).........        (.08)          (.12)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................         .93           (.44)
                                              ------       ---------
   Total from investment operations.....         .85           (.56)
                                              ------       ---------
Less distributions
Dividends from net investment income....          --             --
Dividends in excess of net investment
   income...............................          --           (.03)
Distributions paid to shareholders from
   net realized gains on investment and
   foreign currency transactions........          --           (.01)
                                              ------       ---------
   Total distributions..................          --           (.04)
                                              ------       ---------
Net asset value, end of period..........    $  18.69        $ 17.84
                                              ------       ---------
                                              ------       ---------
TOTAL RETURN (d):.......................        4.76%         (2.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $  1,790        $ 1,307
Average net assets (000)................    $  1,631        $   862
Ratios to average net assets:(d)
   Expenses, including distribution
      fees(b)...........................        2.45%(a)       2.27%(a)
   Expenses, excluding distribution
      fees(b)...........................        1.45%(a)       1.27%(a)
   Net investment income (loss)(b)......      (0.86)%(a)      (0.90)%(a)
Portfolio turnover rate.................          19%            64%

---------------
 (a) Annualized.
 (b) Net of expense subsidies and/or fee waivers (all reported periods except 1991).
 (c) Calculated based upon average shares outstanding during fiscal period except 1991.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
 (e) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
14

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting The Most From Your Prudential Mutual Fund
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term gain is 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rise and fall -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instruments at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Option: An agreement to buy something, such as shares of stock, by a certain time for a specified price. An option need not be exercised. In fact, most expire unexercised.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Spread: The difference between two values; most often used to describe the
difference   between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Directors
Edward D. Beach
Donald D. Lennox
Douglas H. McCorkindale
Thomas T. Mooney
Richard A. Redeker
Louis A. Weill, III

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Susan C. Cote, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The accompanying financial statements as of November 30, 1995 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com

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